                             LETTER OF TRANSMITTAL

                          ARCHIBALD CANDY CORPORATION

                             OFFER TO EXCHANGE ITS
                 10 1/4% SERIES B SENIOR SECURED NOTES DUE 2004
                       FOR ANY AND ALL OF ITS OUTSTANDING
                 10 1/4% SERIES A SENIOR SECURED NOTES DUE 2004

              PURSUANT TO THE PROSPECTUS DATED              , 1999
--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON           , 1999, OR SUCH LATER DATE AS THE COMPANY (AS DEFINED
   HEREIN) MAY EXTEND THE EXCHANGE OFFER (THE "EXPIRATION DATE"). TENDERS MAY
   BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION
   DATE.
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              The Bank of New York

           BY REGISTERED OR CERTIFIED MAIL:                          BY HAND OR OVERNIGHT DELIVERY:
                 The Bank of New York                                     The Bank of New York
                101 Barclay Street, 7E                                   101 Barclay Street, 7E
               New York, New York 10286                              Corporate Trust Services Window
                Reorganization Section                                        Ground Level
                      Attention:                                         Reorganization Section
                                                                               Attention:

                            TO CONFIRM BY TELEPHONE
                            OR FOR INFORMATION CALL:
                                 (212) 815-4997

                            FACSIMILE TRANSMISSIONS:
                          (ELIGIBLE INSTITUTIONS ONLY)
                                 (212) 815-4699
                            ------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed either if (1) certificates are to be forwarded herewith or (2) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer-- Procedures for Tendering Unregistered Notes" in the Prospectus (as defined herein) and an Agent's Message (as defined herein) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Unregistered Notes (as defined herein) into the account of The Bank of New York (the "Exchange Agent") at The Depository Trust Company ("DTC"), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Unregistered Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that Archibald Candy Corporation, an Illinois corporation (the "Company"), may enforce this Letter of Transmittal against such participant.

    Holders of Unregistered Notes whose certificates for such Unregistered Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Unregistered Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Unregistered Notes" in the Prospectus.

    DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

----------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF UNREGISTERED NOTES
----------------------------------------------------------------------------------------------------
         PLEASE PRINT NAME AND ADDRESS                            UNREGISTERED NOTES
            OF REGISTERED HOLDER(S)                     (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT
                                                                      AGGREGATE      OF UNREGISTERED
                                                                   PRINCIPAL AMOUNT   NOTES TENDERED
                                                   CERTIFICATE     OF UNREGISTERED    (IF LESS THAN
                                                    NUMBER(S)*          NOTES             ALL)**
                                                 ----------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                 TOTAL:

-----------------------------------------------------------------------------------------------------
 *   Need not be completed by book-entry holders.
 **  Unregistered Notes may be tendered in whole or in part in multiples of $1,000. All Unregistered
     Notes held shall be deemed tendered unless a lesser number is specified in this column. See
     Instruction 4.
----------------------------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

/ /  CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    DTC Account Number ________________ Transaction Code Number ________________

/ /  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

    Name(s) of Registered Holder(s) ____________________________________________

    Window Ticket Number (if any) ______________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which Guaranteed Delivery ______________________________

    If Guaranteed Delivery is to be made by Book-Entry Transfer: _______________

    Name of Tendering Institution ______________________________________________

    DTC Account Number ________________ Transaction Code Number ________________

/ /  CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED
    UNREGISTERED NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE UNREGISTERED NOTES
    FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

Ladies and Gentlemen:

    The undersigned hereby tenders to Archibald Candy Corporation, an Illinois corporation (the "Company"), the above described principal amount of the Company's 10 1/4% Series A Senior Secured Notes due 2004 (the "Unregistered Notes") in exchange for an equivalent amount of the Company's 10 1/4% Series B Senior Secured Notes due 2004 (the "Registered Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated
            , 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

    Subject to and effective upon the acceptance for exchange of all or any portion of the Unregistered Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Unregistered Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Unregistered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates for Unregistered Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Registered Notes to be issued in exchange for such Unregistered Notes, (2) present certificates for such Unregistered Notes for transfer, and to transfer the Unregistered Notes on the books of the Company, and (3) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Unregistered Notes, all in accordance with the terms and conditions of the Exchange Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Unregistered Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Unregistered Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Unregistered Notes tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement dated as of July 2, 1997 between the Company and the initial purchasers identified therein (the "Registration Rights Agreement"). The undersigned has read and agrees to all of the terms of the Exchange Offer.

    The name(s) and address(es) of the registered holder(s) of the Unregistered Notes tendered hereby should be printed above as they appear on the certificates representing such Unregistered Notes. The certificate number(s) and the Unregistered Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

    If any tendered Unregistered Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Unregistered Notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Unregistered Notes will be returned (or, in the case of Unregistered Notes tendered by book-entry transfer, such Unregistered Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

    The undersigned understands that tenders of Unregistered Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Unregistered Notes" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Unregistered Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Unregistered Notes tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Registered Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Unregistered Notes, that such Registered Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Unregistered Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Unregistered Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Registered Notes to the undersigned at the address shown below the undersigned's signature.

    By tendering Unregistered Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that (1) the undersigned is not an "affiliate" of the Company, (2) any Registered Notes to be received by the undersigned are being acquired in the ordinary course of its business, (3) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities
Act) of Registered Notes to be received in the Exchange Offer, and (4) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities
Act) of such Registered Notes. The Company may require the undersigned, as a condition to the undersigned's eligibility to participate in the Exchange Offer, to furnish to the Company (or an agent thereof) in writing information as to the number of "beneficial owners" within the meaning of Rule 13d-3 under the Exchange Act on behalf of whom the undersigned holds the Unregistered Notes to be exchanged in the Exchange Offer. By tendering Unregistered Notes pursuant to the Exchange Offer and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, a holder of Unregistered Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the division of corporation finance of the Securities and Exchange Commission to third parties, that such Unregistered Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities, and it will deliver a Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Registered Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

    The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Registered Notes received in exchange for Unregistered Notes, where such Unregistered Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Registered Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Unregistered Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Unregistered Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Registered Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Registered Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Registered Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Registered Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Registered Notes or to and including the date on which the Company has given notice that the sale of Registered Notes may be resumed, as the case may be.

    As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Registered Notes received in exchange for Unregistered Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer--Exchange Agent."

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Unregistered Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

    The undersigned, by completing the box entitled "Description of Unregistered Notes" above and signing this letter, will be deemed to have tendered the Unregistered Notes as set forth in such box.

--------------------------------------------------------------------------------

                                   IMPORTANT
                               HOLDERS: SIGN HERE
           (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN)

  ____________________________________________________________________________

  ____________________________________________________________________________
                           SIGNATURE(S) OF HOLDERS(S)

  Date: ____________________

      (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Unregistered Notes hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 below.)

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title): _____________________________________________________

  ____________________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                                                           (INCLUDE ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

  Taxpayer Identification or Social Security No.: ____________________________
                                            (SEE SUBSTITUTE FORM W-9 HEREIN)

                           GUARANTEE OF SIGNATURE(S)

                           (SEE INSTRUCTION 2 BELOW)

  Authorized Signature: ______________________________________________________

  Name: ______________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Title: _____________________________________________________________________

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                                                           (INCLUDE ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

  Date: ____________________
--------------------------------------------------------------------------------

------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
               (SIGNATURE GUARANTEE REQUIRED--SEE INSTRUCTION 2)

      TO BE COMPLETED ONLY if Registered Notes or Unregistered Notes not tendered are to be issued in the name of someone other than the registered holder of the Unregistered Notes whose name(s) appear(s) above.

  / /  Unregistered Notes not tendered to:

  / /  Registered Notes to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)
  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
  ____________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

------------------------------------------------
------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
               (SIGNATURE GUARANTEE REQUIRED--SEE INSTRUCTION 2)

      TO BE COMPLETED ONLY if Registered Notes or Unregistered Notes not tendered are to be sent to someone other than the registered holder of the Unregistered Notes whose name(s) appear(s) above, or such registered holder at an address other than that shown above.

  / /  Unregistered Notes not tendered to:

  / /  Registered Notes to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Unregistered Notes" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Unregistered Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu thereof. Unregistered Notes may be tendered in whole or in part in integral multiples of $1,000.

    Holders who wish to tender their Unregistered Notes and (1) whose Unregistered Notes are not immediately available or (2) who cannot deliver their Unregistered Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (3) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Unregistered Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Unregistered Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the certificates (or a book-entry confirmation) representing all tendered Unregistered Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Unregistered Notes" in the Prospectus.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Unregistered Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (1) a bank; (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association.

    THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

    2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

         i. this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Unregistered Notes (the "Holder")) of Unregistered Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

         ii. such Unregistered Notes are tendered for the account of a firm that is an Eligible Institution.

    In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

    3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Unregistered Notes" is inadequate, the certificate number(s) and/or the principal amount of Unregistered Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Unregistered Notes will be accepted only in integral multiples of $1,000. If less than all the Unregistered Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Unregistered Notes which are to be tendered in the box entitled "Principal Amount of Unregistered Notes Tendered." In such case, new certificate(s) for the remainder of the Unregistered Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Unregistered Notes, promptly after the Expiration Date. All Unregistered Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Except as otherwise provided herein, tenders of Unregistered Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Unregistered Notes to be withdrawn, the aggregate principal amount of Unregistered Notes to be withdrawn, and (if certificates for Unregistered Notes have been tendered) the name of the registered holder of the Unregistered Notes as set forth on the certificate for the Unregistered Notes, if different from that of the person who tendered such Unregistered Notes. If certificates for the Unregistered Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Unregistered Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Unregistered Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Unregistered Notes tendered for the account of an Eligible Institution. If Unregistered Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Unregistered Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Unregistered Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Unregistered Notes may not be rescinded. Unregistered Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Unregistered Notes."

    All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Unregistered Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Unregistered Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any Unregistered Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Unregistered Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority to so act.

    When this Letter of Transmittal is signed by the registered owner(s) of the Unregistered Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless Registered Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Unregistered Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Unregistered Notes may require in accordance with the restrictions on transfer applicable to the Unregistered Notes. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

    6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Registered Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Registered Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Unregistered Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

    7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Unregistered Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer-- Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Unregistered Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Unregistered Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

    8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

    9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under the U.S. Federal income tax law, a holder whose tendered Unregistered Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Unregistered Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

    The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

    The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identi-fication number) of the registered owner of the Unregistered Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Unregistered Notes. If the Unregistered Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

    Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

    10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

    11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Unregistered Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Unregistered Notes for exchange.

    Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Unregistered Notes nor shall any of them incur any liability for failure to give any such notice.

    12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Unregistered Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

    13. SECURITY TRANSFER TAXES. Holders who tender their Unregistered Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Registered Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Unregistered Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Unregistered Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                              (SEE INSTRUCTION 9)

                       PAYER'S NAME: THE BANK OF NEW YORK

---------------------------------------------------------------------------------------------------
           SUBSTITUTE             Part 1--PLEASE PROVIDE YOUR TIN                TIN:
            FORM W-9              IN THE BOX AT RIGHT AND CERTIFY     Social Security Number or
   Department of the Treasury     BY SIGNING AND DATING BELOW.      Employer Identification Number
    Internal Revenue Service

                                  -----------------------------------------------------------------
  Payer's Request for Taxpayer    Part 2--TIN Applied For  / /
Identification Number (TIN) and
         Certification
---------------------------------------------------------------------------------------------------

 CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

 (1)  the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).

 (2)  I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c)
 the IRS has notified me that I am no longer subject to backup withholding, and

               (3)  any other information provided on this form is true and correct.
---------------------------------------------------------------------------------------------------
                                         SIGNATURE   DATE
 You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
 --------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
  OF 31% OF ANY PAYMENTS MADE TO YOU IN CONNECTION WITH THE EXCHANGE OFFER.
     PLEASE REVIEW THE ENCLOSED GUIDELINES FORM CERTIFICATION OF TAXPAYER
          IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
                                    DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, thirty-one (31%) percent of all reportable payments made to me thereafter will be withheld until I provide a number.

  Signature ______________________________  Date _____________________________
  ----------------------------------------------------------------------------